People you trust.
Advice that works.

Trustmark

Banking and Financial Solutions

KBW Regional Bank Conference
Boston, Massachusetts
February 27, 2008

Certain statements contained in this document are not statements of historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

These risks could cause actual results to differ materially from current expectations of Management and include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, material changes in market interest rates, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in existing regulations or the adoption of new regulations, natural disasters, acts of war or terrorism, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark's borrowers, the ability to control expenses, changes in Trustmark's compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business and other risks described in Trustmark's filings with the Securities and Exchange Commission.

Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.
Forward-Looking Statements

TENNESSEE
OKLAHOMA
ARKANSAS
MISSISSIPPI
ALABAMA
TEXAS
JACKSON
LOUISIANA
FLORIDA
HOUSTON

Trustmark
Banking and Financial Solutions

Profitability	Year Ended 2007	Capital December 31, 2007
Net Income	$108.6 million	Tangible Equity/Tangible Assets	6.94%
ROATE	19.17%	Tier 1 Leverage Ratio	7.86%
ROA	1.23%	Tier 1 Risk Based Capital	9.17%
Basic EPS	$1.88	Total Risk Based Capital	10.93%
Corporate Profile
As of December 31, 2007
Trustmark is an integrated
provider of banking and
financial solutions
  $9.0 billion in total assets
  $463 million in revenue
  Investment Ratings
 - Moody’s: A2
 - S&P: BBB+

Corporate Infrastructure
  150 Banking Centers
  2,600 Associates
  Serving Florida, Mississippi,
 Tennessee, and Texas

Reasons to Invest in Trustmark
  Expanded presence in attractive growth markets
  Diversified business mix
  Liquid, well-positioned balance sheet
  Solid profitability metrics
  Strong capital base
  Conservative credit culture
Positioned for growth and profitability

YAZOO
MADISON
Flora
Ross Barnett Reservoir
Natchez Trace Pkwy
Madison
Ridgeland
MISSISSIPPI
Bolton
HINDS
Natchez Trace Pkwy
Raymond
Pearl
RANKIN
Pelahatchie
Richland
Florence

Trustmark
Banking and Financial Solutions

County	2007 Population	2007-12 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hinds	251,503	0.43%	43.44%	20
Rankin	137,744	13.15%	31.10%	11
Madison	91,779	15.84%	27.98%	8
TOTAL	481,026	7.01%	37.70%	39
+ As of 12/31/2007
++ As of 6/30/2007
Source: SNL Financial and ESRI
Future banking center
Existing banking center
Jackson
  Trustmark has $2.0
 billion in loans and $3.0
 billion in deposits+
  Maintain market
 dominance by focusing
 on cross-selling and
 retention
  New banking center to
 open in 2008

The Woodlands
LIBERTY
Prairie View
Tomball
Spring Creek
Hardy Toll Rd
Kingwood
Waller
WALLER
Humble
Lake Houston
TEXAS
Aldine
Greens Bayou
Sheldon Reservoir
Jersey Village
Barrett
Mont Belvieu
HARRIS
Highlands
San Felipe
Brookshire
Katy
I-10 Hwy
Bunker Hill Village
Piney Point Village
Houston
Channelview
Baytown
Galena Park
West University Place
Pasadena
Bellaire
Deer Park
Simonton
Meadows
Brays Bayou
South Houston
Armand Bayou
La Porte
Wallis
Sugar Land
Stafford
Missouri City
Richmond
Nassau Bay
Galveston
Rosenberg
Pearland
East Bernard
FORT BEND
Friendswood
League City
Bacliff
WHARTON
Smithers Lake
Manvel
GALVESTON

Trustmark
Banking and Financial Solutions

  Trustmark has 15
 banking centers with
 $825 million in loans and
 $625 million in deposits+
  Building stronger
 Commercial, Retail, and
 Wealth Management
 platforms
  Focus on middle market
 commercial and real
 estate lending
  New banking center to
 open in 2008
County	2007 Population	2007-12 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Houston MSA	5,620,734	11.48%	0.62%	15
+ As of 12/31/2007
++ As of 6/30/2007
Source: SNL Financial and ESRI
Future banking center
Existing banking center
Houston

Rosemark
Millington
TENNESSEE
SHELBY
Arlington
Lakeland
Marion
Bartlett
Eads
FAYETTE
Fisherville
Memphis
Memphis
Lake McKellar
ermantown
Rossville Junction
Lynchburg
Southaven
Olive Branch
Memphis
Newport
DE SOTO
Coldwater
Byhalia
Hernando
MISSISSIPPI
Holly Springs

Trustmark
Banking and Financial Solutions

  Trustmark has $485 million in
 loans and $698 million in
 deposits+
  Focus on middle market
 commercial and real estate
 lending
  New banking center to open
 in 2008
	2007 Population	2007-12 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,307,699	5.83%	2.54%	23
+ As of 12/31/2007
++ As of 6/30/2007
Source: SNL Financial and ESRI
Future banking center
Existing banking center
Memphis

Southern Region

- Trustmark has \$736 million in loans and \$1.5 billion in deposits+
- Focus on middle market commercial and real estate lending
- New banking center to open in Biloxi in 2008

Union
Collinsville
Marion
Decatur
Meridian
Newton
Rose Hill
Stonewall
Quitman
Florence
Raleigh
Louin
Crystal Springs
Mendenhall
Bay Springs
Paulding
Heidelberg
Port Gibson
Hazlehurst
Taylorsville
Sandersville
Fayette
Wesson
New Hebron
Sosa
Laurel
Union Church
Brookhaven
Prentiss
Collins
Ellisville
Belmont
Natchez
Roxie
MISSISSIPPI
Meadville
Richton
Homochitto
Summit
Hattiesburg
Gloster
McComb
Columbia
Beaumont
Woodville
Liberty
Magnolia
Tylertown
Purvis
Osyka
Lumberton
Norwood
Lucedale
Poplarville
Wiggins
Latimer
Picayune
Wolf
Long Beach
Kiln
Gulfport
Waveland
Bay St. Louis
Future banking center
Existing banking center

Market	2007 Population	2007-12 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hattiesburg	121,602	6.34%	13.92%	7
MS Gulf Coast	354,721	-0.81%	0.65%	1
Other	557,196	-0.21%	16.59%	35
TOTAL	**1,033,519**	**0.36%**	**10.58%**	**43**

Trustmark Banking and Financial Solutions
8

Crestview
DeFuniak Springs
Caryville
Ponce de Leon
OKALOOSA
FLORIDA
Vernon
Wausau
WASHINGTON
WALTON
Redbay
Freeport
Valparaiso
Wright
Ocean City
Choctawhatchee Bay
Destin
Fort Walton Beach
Miramar Beach
Santa Rosa Beach
Laguna Beach
BAY
Southport
Lynn Haven
Hiland Park
Cedar Grove
Callaway
Panama City Beach
Panama City
St. Andrew Bay
Parker

Trustmark
Banking and Financial Solutions

  Trustmark has $713 million
 in loans and $227 million in
 deposits+
  Cross-sell to Fisher-
 Brown’s commercial
 insurance customers
  Focus on commercial
 lending
  Expand Wealth
 Management
  New banking center in
 Panama City to open in
 2008
County	2007 Population	2007-12 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Bay	170,892	10.59%	5.07%	3
Okaloosa	193,913	8.42%	2.03%	2
Walton	55,788	22.19%	8.50%	3
Total	420,593	11.13%	3.95%	8
+ As of 12/31/2007
++ As of 6/30/2007
Source: SNL Financial and ESRI
Future banking center
Existing banking center
Florida Panhandle

$7.0
$6.0
$5.0
$4.0
$3.0
7.7% CAGR
7.3%
$4.5
$4.6
$5.0
$5.3
$5.9
$6.6
$7.0
2001
2002
2003
2004
2005
2006
2007

Trustmark
Banking and Financial Solutions

10

($ in billions)
Trustmark Corporation
Loans
December 31, 2007

Loan Type	Trustmark Corporation Total Loans $	Trustmark Corporation Total Loans % of Total Loans	Florida $	Florida % of Loan Type	Mississippi (Central and Southern Regions) $	Mississippi (Central and Southern Regions) % of Loan Type	Tennessee (Memphis,TN/ Northern MS Region) $	Tennessee (Memphis,TN/ Northern MS Region) % of Loan Type	Texas $	Texas % of Loan Type
Construction and Land Development	$ 1,195	17.0%	$ 386	32.3%	$ 465	38.9%	$ 114	9.6%	$ 230	19.2%
Secured by 1-4 family residential	1,694	24.1%	95	5.6%	1,378	81.3%	180	10.6%	41	2.4%
Secured by nonfarm, nonresidential	1,325	18.8%	185	13.9%	712	53.7%	200	15.1%	228	17.2%
Other real estate secured	169	2.4%	13	7.6%	125	74.3%	12	7.0%	19	11.1%
Commercial and Industrial	1,283	18.2%	25	2.0%	897	69.9%	76	5.9%	285	22.2%
Consumer	1,087	15.4%	3	0.3%	1,032	94.9%	35	3.2%	17	1.6%
Other	288	4.1%	6	1.9%	263	91.5%	14	4.7%	5	1.9%
Total Loans	$ 7,041	100.0%	$ 713	10.1%	$ 4,872	69.2%	$ 631	9.0%	$ 825	11.7%

Construction & Land Development $1,195
1-4 Family $1,694
Nonfarm Nonresidential $1,325
Other Real Estate Secured $169
Commercial & Industrial $1,283
Consumer $1,087
Other $288

Florida $713
Mississippi $4,872*
Tennessee $631
Texas $825

11

69%
10%
12%
9%
24%
17%
4%
15%
18%
2%
19%
($ in millions)
By Type
By Region
* Mississippi loans include centrally underwritten mortgage, indirect auto and credit cards.
Loan Composition
December 31, 2007

December 31,	2000	2001	2002	2003	2004	2005	2006	2007
Total Loans (Including Held for Sale)	$ 4,144	$ 4,524	$ 4,617	$ 5,044	$ 5,447	$ 6,060	$ 6,659	$ 7,188
Allowance for Loan and Lease Losses	$ 65.9	$ 75.5	$ 74.8	$ 74.3	$ 64.8	$ 76.7	$ 72.1	$ 79.9
NPA/Total Loans + ORE	0.44%	0.93%	0.82%	0.59%	0.51%	0.56%	0.58%	1.02%
Net Charge-offs/Average Loans	0.25%	0.35%	0.33%	0.21%	0.12%	0.13%	0.06%	0.23%

Geographic Credit Qualtiy December 31, 2007	Trustmark Corporation Total	Florida	Mississippi (Central and Southern Regions)	Tennessee (Memphis,TN / Northern MS Region)	Texas
Total Loans (Including Held for Sale)	$ 7,188	$ 713	$ 5,019	$ 631	$ 825
Nonperforming Loans	$ 65.2	$ 43.8	$ 13.7	$ 4.4	$ 3.3
Other Real Estate	$ 8.3	$ 1.0	$ 1.1	$ 6.1	$ 0.1
Nonperforming Assets	$ 73.5	$ 44.8	$ 14.8	$ 10.5	$ 3.4
Nonperforming Assets/Total Loans + ORE	1.02%	6.27%	0.30%	1.65%	0.41%

Trustmark
Banking and Financial Solutions
12

($ in millions)
Trustmark Corporation
Credit Quality Trends

Total Construction and Development Loans		Florida		Mississippi (Central and Southern Regions)		Tennessee (Memphis, TN / Northern MS Region)		Texas	
	$	% of Total	$	% of Loan Type	$	% of Loan Type	$	% of Loan Type	$	% of Loan Type
Lots	$ 146	12.2%	$ 95	65.2%	$ 31	21.0%	$ 5	3.4%	$ 15	10.4%
Development	252	21.1%	58	23.1%	94	37.2%	16	6.3%	84	33.4%
Unimproved Land	356	29.8%	137	38.4%	147	41.4%	39	10.9%	33	9.3%
1-4 Family Construction	218	18.2%	45	20.8%	97	44.4%	17	7.8%	59	27.0%
Other Construction	223	18.7%	51	22.9%	96	43.2%	37	16.6%	39	17.5%
Total Construction and Land Development	$ 1,195	100.0%	$ 386	32.3%	$ 465	38.9%	$ 114	9.5%	$ 230	19.3%

By Type

Other Construction $223
Lots $146
Development $252
1-4 Family Construction $218
Unimproved Land $356

By Region

Texas $230
Florida $386
Tennessee $114
Mississippi $465

Trustmark
Banking and Financial Solutions
13

Construction and Land Development
December 31, 2007
32%
19%
10%
39%
19%
12%
21%
30%
18%
($ in millions)

Loan Type	$	% of Loans
Construction and land development	$ 386	54.1%
Secured by 1-4 family residential	95	13.4%
Secured by nonfarm, nonresidential	185	25.9%
Other real estate secured	13	1.8%
Commercial and Industrial	25	3.6%
Consumer	3	0.4%
Other	6	0.8%
Total Loans	$ 713	100%

Construction and Land Development	$	% of Loans
Lots	$ 95	24.6%
Development	58	15.0%
Unimproved Land	137	35.5%
1-4 Family Construction	45	11.7%
Other Construction	51	13.2%
Construction and Land Development	$ 386	100.0%

Nonfarm, Nonresidential $185
Commercial & Industrial $25
Other $22
1-4 Family $95
Construction & Land Development $386

Lots $95
Development $58
Other $51
1-4 Family $45
Unimproved Land $137

Trustmark
Banking and Financial Solutions
14

($ in millions)
Total Loans by Type
$713 million
54%
26%
13%
4%
3%
35%
12%
13%
25%
15%
Construction and Land Development
$386 million
Florida Loans
December 31, 2007

$7.0
$6.0
$5.0
$4.0
$3.0
6.9% CAGR
$4.6
$4.7
$5.1
$5.5
$6.3
$7.0
$6.9
2001
2002
2003
2004
2005
2006
2007

Noninterest Checking $1.5
Time $2.6
Interest Checking $1.5
Savings $0.3
Money Market $1.0

Florida $0.2
Tennessee $1.1
Texas $0.6
Mississippi $5.0

Trustmark
Banking and Financial Solutions

15

3%
9%
38%
4%
22%
73%
15%
By Type
By Region
14%
22%
($ in billions)
Trustmark Corporation
Deposits
December 31, 2007

Wealth Management $30
Insurance $36
Mortgage $29
Auto/Credit Card $40
Treasury & Other $18
Commercial & Retail Banking $310

Wealth Mangement $26
Insurance $35
Mortgage $12
Other $10
General Banking $79

Trustmark
Banking and Financial Solutions
16

($ in millions)
Fee Income to Total Revenue 35.0%
Total Noninterest Income
$162 Million
Total Revenue
$463 Million
66%
9%
6%
8%
7%
4%
49%
6%
7%
22%
16%
Trustmark Corporation
2007 Revenue and Noninterest Income Composition

Strategic Focus
  Manage Florida residential loan portfolio
  Realign and reinvest in retail banking centers
  Invest in technology with new deposit system
  Aggressive business development program
  Preserve and grow tangible equity
  Enhance long-term shareholder value

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Trustmark Corporation’s common stock is listed
on the NASDAQ National Market System and is
traded under the symbol TRMK.
Additional information is available at
www.trustmark.com.
Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com
Joseph Rein
First Vice President
601-208-6898
jrein@trustmark.com
Contact Information